UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 01, 2008 (Date of earliest event reported)
American Physicians Capital, Inc. (Exact name of registrant as specified in its charter)

MI (State or other jurisdiction of incorporation)	000-32057 (Commission File Number)	38-3543910 (IRS Employer Identification Number)

1301 North Hagadorn Road (Address of principal executive offices)		48823 (Zip Code)
517-351-1150 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 1, 2008, American Physicians Capital, Inc. issued a press release announcing its financial results for the three months ended March 31, 2008 and certain other information. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated herein by reference.
The information furnished under Items 2.02 and 9.01 of this Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of American Physicians Capital, Inc. dated May 01, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 01, 2008	AMERICAN PHYSICIANS CAPITAL, INC. By: /s/ R. Kevin Clinton R. Kevin Clinton President and Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of American Physicians Capital, Inc. dated May 01, 2008